SUPPLEMENT TO THE PROSPECTUSES AND SUMMARY PROSPECTUSES
OF WELLS FARGO FIXED INCOME FUNDS
For the Wells Fargo High Yield Bond Fund (the “Fund”)

At a meeting held on November 10-12, 2021, the Board of Trustees of the Fund unanimously approved the following changes, effective on or about December 13, 2021:

I. Principal Investment Strategy Changes The section entitled “Fund Summary - Principal Investment Strategies” is deleted and replaced with the following (changes identified in italics below):

Under normal circumstances, we invest:

■	at least 80% of the Fund’s net assets in debt securities that are below-investment grade; and

■	up to 10% of the Fund’s total assets in equity securities, including common and preferred stocks.

We invest principally in below investment-grade debt securities (often called “high yield” securities or “junk bonds”) of corporate issuers. These include traditional corporate bonds as well as convertible bonds. These securities may have fixed, floating or variable rates. We may invest in below investment-grade debt securities of any credit quality. The average credit quality of the Fund’s portfolio is expected to be equivalent to B or higher based on the credit ratings assigned to underlying securities by Moody’s, Standard & Poor’s, from other Nationally Recognized Statistical Ratings Organizations, or our credit quality assessment of the underlying securities. We expect the Fund’s average effective duration to generally be within 1.0 year of the benchmark’s duration. We may also use futures for duration and yield curve management. We may invest up to 15% of the Fund’s total assets in leveraged loans. We may invest up to 10% of the Fund’s total assets in equity securities, including common and preferred stocks. The criteria and investment process used to select equity securities is substantially similar to those used to select non-investment grade debt securities. We seek out companies that we believe have strong fundamental and valuation attributes, including companies that reorganized and emerged or are expected to emerge from bankruptcy. We may invest in equity securities of companies of any size.

Securities in the Fund’s portfolio may be issued by domestic or foreign issuers (including foreign governments), and may include securities of emerging markets issuers. The Fund may invest up to 10% of the Fund’s total assets in foreign currency-denominated fixed income securities issued by foreign or domestic issuers.

We use security selection, comprehensive research and tactical portfolio management to capitalize on opportunities in rapidly evolving credit markets. Our investment process features tactical levers, including security selection, sector reviews, our proprietary RADS calibration tool, and macro insights, and a 6-month horizon to seize market opportunities, identify relative value, and construct a diversified portfolio. Our credit standards checklist, ESG assessment, and timely recommendations are integral to our underwriting and generating best ideas. We regularly review sectors to assess industry fundamentals and relative valuation to generate sector thesis and targeted sector weights. Our proprietary RADS Calibration tool divides the high yield market into quadrants based on spread and duration, and helps us connect investment ideas to tactical levers, and to ensure individual investments contribute to key portfolio objectives. We develop investment themes harnessing macro and fundamental insights developed from across the Wells Fargo Fixed Income Platform. We employ a 6-month horizon to identify bonds with spread tightening catalysts and anticipate market inflection points. We seek diversified sources of alpha and to capitalize on mispriced risk in the leverage finance markets.

We regularly review the investments of the portfolio and may sell a portfolio holding when it has achieved its valuation target, there is deterioration in the underlying fundamentals of the business, or we have identified a more attractive investment opportunity.

We may actively trade portfolio securities, which may lead to higher transaction costs that may affect the Fund’s performance. In addition, active trading of portfolio securities may lead to higher taxes if your shares are held in a taxable account.

II. Principal Investment Risks Changes In the section entitled “Fund Summary - Principal Investment Risks” with respect to the Fund, the following risks are added:

Foreign Currency Contracts Risk. A Fund that enters into forwards or other foreign currency contracts, which are a type of derivative, is subject to the risk that the portfolio manager may be incorrect in his or her judgment of future exchange rate changes.

Loan Risk. Loans may be unrated, less liquid and more difficult to value than traditional debt securities. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in financial, economic or market conditions. A Fund may be unable to sell loans at a desired time or price. The Fund may also not be able to control amendments, waivers or the exercise of any remedies that a lender would have under a direct loan and may assume liability as a lender.

In addition, the section of the Fund’s prospectuses entitled “Details About the Funds – Principal Investment Risks” with respect to the Fund is revised to add “Foreign Currency Contracts Risk” and “Loan Risk”.

III. Portfolio Management Changes In the section entitled “Fund Summary - Fund Management” with respect to the Fund, the Fund Management table is replaced with the following:

Manager	Sub-Adviser	Portfolio Manager, Title/Managed Since
Wells Fargo Funds Management, LLC	Wells Capital Management Incorporated	Chris Lee, CFA, Portfolio Manager / 2021 Michael J. Schueller, CFA, Portfolio Manager / 2021

In addition, the section entitled “The Sub-Advisers and Portfolio Managers” is supplemented with the following:

Chris Lee, CFA
Mr. Lee joined Wells Capital Management in 2012, where he currently serves as a Senior Portfolio Manager on the Multi-Sector Fixed Income Plus and High Yield team.

Michael J. Schueller, CFA
Mr. Schueller joined Wells Capital Management or one of its predecessor firms in 2000, where he currently serves as a Senior Portfolio Manager on the Multi-Sector Fixed Income Plus and High Yield team.

November 15, 2021	IFIT121/P1004SP